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IMPERIAL BANK
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Emerging Growth Industries, Southwest Regional Office
8911 Capital Texas Highway, Suite 2310 - Austin, Texas 78759 -
Tel: (512) 349-2333 - Fax: (512) 349-2888


December 9, 1999

Mr. John McGovern
Silicon Laboratories
4635 Boston Lane
Austin, TX 78735

Dear John,

We are pleased to provide this commitment letter for the proposed bank financing that Imperial Bank ("Bank") is willing to extend to Silicon Laboratories, Inc. ("Borrower"). This commitment to lend is subject to execution of a definitive written agreement and documentation for the transaction described in this letter. The terms of the financing are as follows:


A.     CREDIT FACILITY

       1)  Existing $1,000,000 equipment term loan.
       2)  Existing $1,500,000 equipment term loan.
       3)  Existing $453,600 letter of credit.
       4) Existing $3,000,000 revolving line of credit, with a $500,000 sub-limit for letters of credit.
       5) A New $2,000,000 term loan, with a $1,000,000 sub-limit for documented software and a $1,000,000 sub-limit for documented leasehold improvements.
       6)  A New $2,000,000 term loan for capital equipment purchases.


B.     TERMS

       1)  Currently being amortized.
       2)  Currently being amortized.
       3)  Facility in place.
       4) Interest payable monthly with principal and accrued interest due at maturity.
       5) 6 month interest-only period, thereafter, the outstanding balance of the facility to be amortized over 36 months.
       6) 9 month interest-only period, thereafter, the outstanding balance of the facility to be amortized over 36 months.

C.     MATURITY

       1)  3/28/01
       2)  1/29/02
       3)  9/7/99
       4)  6/24/00
       5)  42 months from the date of documents.
       6)  45 months from the date of documents.

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D.     PRICING
       1)  Imperial Bank's Prime Rate.
       2)  Imperial Bank's Prime Rate.
       3)  Imperial Bank's Prime Rate.
       4)  Imperial Bank's Prime Rate.
       5)  Imperial Bank's Prime Rate.
       6)  Imperial Bank's Prime Rate.

E.     FACILITY FEES

       5)  $2,500
       6)  $1,250

F.     LEGAL FEES

       $500

G.     WARRANT (EXISTING)

       2)  3.0% of the commitment
       3)  5.0% of the commitment

H.     ADVANCE RATE

       5) SOFTWARE: 100% advance rate against all approved software invoices less than 90 days old, excluding sales tax and freight charges, up to $1,000,000. LEASEHOLD IMPROVEMENTS: 100% advance rate against all documented leasehold improvements, up to $1,000,000.
       6)  EQUIPMENT: 100% advance rate against all approved equipment invoices, for new equipment purchased within 90 days or less of the advance request, excluding sales tax and freight charges.

I.     COLLATERAL:

       A UCC-1 filing on all assets of Borrower, excluding Intellectual Property, with the Bank in first position. A negative pledge on intellectual property will be required.

J.     FINANCIAL COVENANTS

       (i) Borrower to maintain a monthly minimum Quick Ratio(1) of at least 1.50:1.00.
       (ii) Borrower to maintain a minimum Debt Service Coverage Ratio(2) of 1.50:1.00.

                  (1) Quick Ratio defined as: Cash plus A/R divided by Current Liabilities.
                  (2) Debt service coverage ratio defined as EBIT plus depreciation and amortization (MOST RECENT THREE MONTH PERIOD ANNUALIZED) divided by current maturities of long term debt.

K.     REPORTING REQUIREMENTS

       (i) Monthly internal prepared financial statements prepared according to generally accepted accounting principles within 25 days after month end with signed compliance certificate.
       (ii) Monthly accounts receivable and accounts payable agings with borrowing base certificate due within 25 days of month-end.
       (iii) Unqualified audit of annual financial statements within 90 days after fiscal year end.
       (iv) Bank will have the right to conduct annual collateral records audit, with results satisfactory to Bank.

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L.     OTHER

       (i) Borrower to maintain primary operating and depository accounts with Bank.
       (ii) Purchase money security interest and leases are allowed with notification to Bank.
       (iii) Borrower to provide property and casualty insurance with the Bank as "Lenders Loss Payable"
       (iv) Borrower to pay for all other costs associated with the closing of the transaction (UCC search fees, filing fees, etc.)

M.     EXPIRATION

       Unless Borrower accepts this commitment letter on or before December 17, 1999 this commitment letter will expire and be of no further effect.

This letter is provided solely for your information and is delivered to you with the understanding that neither it nor its substance shall be disclosed to any third person, except those who are in confidential relationship with you, or where the same is required by law.

IF THE PROPOSED TERMS SET FORTH ABOVE ARE ACCEPTABLE TO YOU, PLEASE SO INDICATE BY SIGNING AND RETURNING THE ORIGINAL OF THIS LETTER TO US, ALONG WITH THE $4,250 IN FEES REFERRED TO ABOVE. Upon return of this letter and receipt of payment, the Bank will prepare drafts of definitive loan documents for your review. If you and the Bank do not enter into definitive loan documents, the Bank will refund to you the amount of the loan fee payment less the amount of the Bank's expenses for the foregoing.

This letter is intended to set forth the proposed terms of the credit facility currently under discussion between us. Except for your obligation to pay the Bank's expenses described above, this letter and our other communications and negotiations regarding the proposed loan do not constitute an agreement or an offer and do not create any legal rights benefiting, or obligations binding on, either of us. It is intended that all legal rights and obligations of the Bank and you would be set forth in the signed definitive loan documents.

On behalf of the Senior Management of the Bank, we are delighted to propose making this credit facility available to Silicon Laboratories, Inc. and look forward to a long and mutually rewarding relationship. Please don't hesitate to call if you have any questions, we can be reached at (512) 349-2333.

Sincerely,

/s/ Chris Jacomino                      /s/ Tony Schell
Chris Jacomino                          Tony Schell
Commercial Loan Officer                 Senior Vice President
Emerging Growth Division                Emerging Growth Division
Southwest Regional Office               Southwest Regional Office


ACCEPTED AND AGREED TO:

SILICON LABORATORIES, INC.

By:     /s/ John McGovern
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Title:  Chief Financial Officer
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Date:   December 10, 1999
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With return of this letter, please provide us with the following information:

     Tax I.D. #:       74-2793174
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     Names and Title of Authorized Corporate Signers:

     John McGovern                         Navdeep Sooch
     ----------------------------------    ------------------------------------
     Name                                  Name

     Chief Financial Officer               Chairman and Chief Executive Officer
     ----------------------------------    ------------------------------------
     Title                                 Title


     ----------------------------------    ------------------------------------
     Name                                  Name


     ----------------------------------    ------------------------------------
     Title                                 Title


     Number needed to sign:               2
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     Who will execute docs:              John McGovern
                                         --------------------------------
                                         Navdeep S. Sooch
                                         --------------------------------

     Name of Corporate Secretary:        John McGovern
                                         --------------------------------

     Is Secretary an Authorized signer?  Yes  X    No
                                             ---      ---

     Are substantially [Illegible] all of the Company's assets located in the state of Texas?

                                         Yes  X    No
                                             ---      ---

     Automatically Debit Account # 21-001-430  for interest payments each month.
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     Disburse loan advances to Account # 21-001-430 when advances are requested.
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